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[logo] M F S(R)
INVESTMENT MANAGEMENT

[graphic omitted]

               MFS(R) MANAGED
               SECTORS FUND
               ANNUAL REPORT o AUGUST 31, 2001

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        YOU CAN RECEIVE THIS REPORT VIA E-MAIL. See page 31 for details.
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TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 12
Financial Statements ...................................................... 16
Notes to Financial Statements ............................................. 23
Independent Auditors' Report .............................................. 29
Trustees and Officers ..................................................... 33

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1)MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC,
   MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
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NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
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
LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
    Jeffrey L. Shames

Dear Shareholders,
The unprecedented events of September 11 have shaken us all. Yet, as a nation, we have always come together in the face of adversity, and we see this happening everywhere around us again today. Our thoughts and prayers go out to the thousands of people affected by this tragedy. No words can lessen the country's pain and suffering, and words alone cannot provide solace during this time of national mourning. An event of this magnitude cannot help but provide us perspective, and through that perspective, resolve.

While it is too soon to draw conclusions given the uncertainty surrounding the financial markets, we believe it is important for you to know MFS' thoughts and details on how we are responding to this tragedy.

The effects on the financial markets:

o Our financial markets are built on a foundation of confidence. While there are ample reasons for concern today, confidence in the long-term health of the U.S. economy remains warranted. We believe investors who keep a long-term perspective will find their patience justified. The fabric of the U.S. economy is thousands of businesses, and they are still creating, innovating, producing, and persevering through this tragedy. Of course, there may be disruptions in the short term, but we have complete faith in the strength of the U.S. economy over the long haul.

o The U.S. economy historically has proven resilient through a variety of challenges. We are confident it will do so again. While no recent event compares with this national tragedy, the United States has faced major crises before, including wars, oil embargoes, recessions, and a savings and loan crisis. Through it all, the U.S. economy remained the most powerful in the world.

o On September 17, the U.S. Federal Reserve Board (the Fed) cut interest rates for the eighth time this year in an effort to bolster the economy. The Fed also responded quickly and aggressively, in tandem with central banks around the world, to keep the world's monetary system liquid. That will help maintain the stability of our banking system. The public has also remained calm, and there has been no rush to withdraw money on deposit in our financial institutions. While there have been some short-term technological challenges for some financial services companies, the bond markets' reopening on Thursday, September 13, demonstrated the resiliency of our financial markets.

o In light of the Federal Reserve Board's actions, we believe short-term interest rates will remain low and stay significantly below the yields paid by long-term fixed-income securities. There has been a flight to quality, a phenomenon that has occurred many times in the past during periods of uncertainty. Investors naturally shift their money into safer, more highly rated bonds. Concerns about the creditworthiness of some issuers will put pressure on certain sectors of the corporate and high-yield bond markets. But at MFS(R) we believe many companies still have strong balance sheets and solid cash flows. As a result, we think there will be opportunities in the bond markets for selective investors.

o It is too early to determine this tragedy's impact on the nation's gross domestic product (GDP) growth. Economic growth had already slowed significantly during the past 18 months. Corporate earnings, in general, have been weak, and the U.S. equity markets have experienced a prolonged period of poor performance in virtually every sector. Without doubt, before this crisis stock prices had been approaching more reasonable levels. But there still does not appear to be any catalyst on the horizon that could help stock prices rebound quickly. Still, we remain positive because history has demonstrated that no crisis, not even the most severe, has ever stopped the engine that drives the long-term growth of the United States economy.

How MFS is responding:

o Our job as an investment management firm is to keep an eye on the long term and not to overreact to short-term events, even when they are devastating and tragic. In all environments, we continue to apply MFS Original Research(R), our fundamental, bottom-up method of analyzing securities. That is what we have continued to do in the aftermath of this horrific event. Portfolio managers and research analysts from our equity and fixed-income departments are meeting to share information, to discuss the impact of these events on companies and industries, and to determine prudent strategies for responding to the uncertainty in the markets. By thoroughly comprehending the effects of the crisis on individual companies, we believe we can better understand the impact it will have on the economy as a whole.

o While many media outlets have suggested that certain industries, such as airlines and insurance, will be adversely affected, we believe it is better to exercise caution and not rush to quick assessments. As always, situations can be more complex than they initially appear. Speculators will use today's uncertainty to make "bets" on the short-term outcomes of this crisis. At MFS, we believe it is more prudent to proceed with a disciplined approach that focuses on the long term. That is the strategy we continue to maintain for all of our portfolios.

o MFS offers a full complement of domestic and international investment portfolios that pursue a variety of objectives and apply a range of investment styles. During this period of uncertainty, certain portfolios may respond more positively, while others may experience underperformance. But all of our portfolios will remain focused on their stated objectives. We know that our investors have put their money in certain portfolios because they believe in a particular long-term strategy or investment style, and we intend to keep our portfolios true to their stated investment philosophies and disciplines.

At times like these, your investment professional can provide the best analysis on how these events may affect your financial circumstances. At MFS, we remain confident that investors are generally best served, as past crises have demonstrated, when they keep focused on the long term and stay diversified across a variety of investments. We are fully committed to helping you achieve that objective. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

     September 18, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Toni Y. Shimura]
     Toni Y. Shimura

For the year ended August 31, 2001, Class A shares of the fund provided a total return of -50.32%, Class B shares -50.64%, Class C shares -50.62%, and Class I shares -50.14%. These returns include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges and compare to a -24.39% return over the same period for the fund's benchmark, the Standard & Poor's 500 Stock Index (the S&P 500), an unmanaged but commonly used measure of common stock total return performance. During the same period, the average large-cap growth fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -41.90%.

Q.  WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE OVER THE PERIOD?

A. Several factors caused the fund to underperform its benchmark and Lipper peers over the past 12 months. First, the fund wasn't positioned to benefit from the rally in economically sensitive stocks that took place after the Federal Reserve Board (the Fed) began aggressively cutting interest rates in early 2001. Going into the first quarter of this year, we had the fund positioned in more defensive stocks, in part because we had heard from most of the companies we own that first-quarter earnings were going to be disappointing. After the interest rate cut, we added to our positions in companies that we felt could benefit from the Fed's efforts to reinvigorate the economy, including firms in media, technology, and retail.

    Many of these companies did not perform well when earnings and revenue ended up much weaker than expected. Technology companies that we had felt were "best of breed" in their areas, including storage, Internet infrastructure, hardware, and software firms, reported extremely disappointing earnings. As these leaders sharply reduced their earnings forecasts and growth rates going into the second quarter, their stock prices tumbled. Stocks of EMC, QLogic, VERITAS, and many other companies dropped by as much as 50% to 70%.

    Retail companies that we felt were relatively conservative investments, such as supermarkets and drugstores, also had disappointing earnings. We saw this as clear proof that, with the U.S. economy slowing, few companies were immune to difficult times.

    What helped performance during the period were some well-timed sales that we made in the independent power producers (IPPs), basic materials companies, and specialty apparel retailers. We sold IPPs, such as Calpine, AES, and Dynegy, in May, based on our analysts' concerns that earnings would reach their peak in the late summer months. Shortly thereafter, some of these stocks fell sharply. We sold many of our basic materials holdings because we felt their valuations fully reflected future recovery. We also eliminated our specialty retail holdings such as American Eagle, Williams Sonoma, Jones New York, and Abercrombie and Fitch, based on our analysts' concerns about a potentially weak fall fashion cycle. As a result, we avoided the dramatic drop in those stocks toward the end of the period.

Q. GIVEN THE MARKET VOLATILITY WE'VE SEEN SO FAR IN 2001, WHAT IS YOUR INVESTMENT STRATEGY?

A. We have positioned the fund in companies that we feel could benefit from a recovery in economic growth and may be poised to benefit from other factors, such as new product cycles or favorable demographic trends. At the end of the period, we had about 30% of the fund's assets in technology, based on our expectations that companies will spend more on hardware and software as business improves.

    Our second-largest area, at about 27% of assets, was health care. In this sector, we focused on emerging pharmaceutical, biotechnology, health care services, and generic drug companies. We're especially excited about the generic drug companies. According to our research, over the next five to seven years, branded pharmaceutical drugs, representing roughly $50 billion to $70 billion in sales, will be coming off patent. We believe these patent expirations will pave the way for potentially strong growth in the generic drug industry, which currently has revenues of about $15 billion.

    Another area of emphasis for the portfolio has been leisure stocks, at about 8% of holdings as of the end of the period. We bought stocks in radio and TV broadcasting as well as in video game software companies. Although advertising trends turned out to be more disappointing than we expected, we believe that with further interest rate cuts in the United States and around the world, advertising revenues will improve sometime in 2002.

    We have held smaller positions in the utilities, consumer staples, energy services, and financial services areas because we feel that in an economic recovery, there may be greater upside potential in companies with more economic sensitivity.

Q.  WHERE HAVE YOU FOUND OTHER INVESTMENT OPPORTUNITIES?

A. Some of our most attractive new ideas have been in the small- and mid-cap parts of the market. Valuations in that area appear more attractive to us, and some of these companies are meeting or beating their earnings expectations.

    Among our more interesting opportunities have been vocational and post-secondary education companies such as Sylvan Learning Systems, Apollo Group, and Strayer Education. With more people seeking to learn new professions or further their education in areas such as accounting, information technology maintenance, and hotel management, we hope to see some strong growth from these companies.

    We have also been focusing on the video game and software industries. With a new hardware platform coming to market from Microsoft, we think there will be a multiyear cycle of strong software demand starting in 2002.

Q. GIVEN THE DOWNTURN IN MANY TECHNOLOGY STOCKS, WHAT AREAS OF THIS SECTOR REMAIN ATTRACTIVE?

A. We believe there may be good opportunities among the semiconductor and semiconductor capital equipment companies, which historically have been very cyclical. Regardless of what happens to the economy in the near term, by the end of 2002 we expect to see companies spending to make smaller, more powerful chips for the next generation of products.

    We also own some of the wireless phone equipment companies, such as Motorola, because we anticipate a new generation of phones, and infrastructure will be needed to deliver the next generation of services.

/s/ Toni Y. Shimura

    Toni Y. Shimura
    Portfolio Manager

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

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PORTFOLIO MANAGER'S PROFILE
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TONI Y. SHIMURA IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R)
(MFS(R)) AND PORTFOLIO MANAGER OF THE MANAGED SECTORS PORTFOLIOS OF OUR MUTUAL FUNDS AND VARIABLE ANNUITIES.

TONI JOINED MFS IN 1987 AS A RESEARCH ANALYST. SHE WAS NAMED VICE PRESIDENT IN 1992, PORTFOLIO MANAGER IN 1993, AND SENIOR VICE PRESIDENT IN 1999.

SHE IS A GRADUATE OF WELLESLEY COLLEGE AND THE MIT'S SLOAN SCHOOL OF MANAGEMENT.

ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.
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This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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FUND FACTS
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OBJECTIVE:              SEEKS TO PROVIDE CAPITAL APPRECIATION.

COMMENCEMENT OF
INVESTMENT OPERATIONS:  DECEMBER 29, 1986

CLASS INCEPTION:        CLASS A  SEPTEMBER 20, 1993
                        CLASS B  DECEMBER 29, 1986
                        CLASS C  JUNE 1, 2000
                        CLASS I  JANUARY 2, 1997

SIZE:                   $368.1 MILLION NET ASSETS AS OF AUGUST 31, 2001
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PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to its benchmarks. Performance results include any applicable contingent deferred sales charges and reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the 10-year period ended August 31, 2001)

                        MFS Managed Sectors
                          Fund - Class B        S&P 500 Stock Index
              9/91          $10,000                  $10,000
              8/92           10.835                   10.792
              8/93           12.896                   12.434
              8/94           13.142                   13.114
              8/95           16.453                   15.927
              8/96           16.974                   18.910
              8/97           24.263                   26.596
              8/98           19.771                   28.749
              8/99           30.426                   40.198
              8/00           48.423                   46.759
              8/01           23.901                   35.355

TOTAL RATES OF RETURN THROUGH AUGUST 31, 2001

CLASS A
                                                           1 Year  3 Years  5 Years 10 Years
--------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge            -50.32%  +23.33%  +45.47% +150.81%
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Average Annual Total Return Excluding Sales Charge        -50.32%  + 7.24%  + 7.78% +  9.63%
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Average Annual Total Return Including Sales Charge        -53.18%  + 5.15%  + 6.52% +  8.98%
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
CLASS B
                                                           1 Year  3 Years  5 Years 10 Years
--------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge            -50.64%  +20.89%  +40.81% +139.01%
--------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge        -50.64%  + 6.53%  + 7.08% +  9.10%
--------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge        -52.25%  + 5.83%  + 6.88% +  9.10%
--------------------------------------------------------------------------------------------

CLASS C
                                                           1 Year  3 Years  5 Years 10 Years
--------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge            -50.62%  +21.05%  +40.99% +139.32%
--------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge        -50.62%  + 6.57%  + 7.11% +  9.12%
--------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge        -51.02%  + 6.57%  + 7.11% +  9.12%
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
CLASS I
                                                           1 Year  3 Years  5 Years 10 Years
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
Cumulative Total Return Excluding Sales Charge            -50.14%  +24.60%  +47.64% +150.61%
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Average Annual Total Return Excluding Sales Charge        -50.14%  + 7.61%  + 8.10% +  9.62%
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
COMPARATIVE INDICES(+)
                                                           1 Year  3 Years  5 Years 10 Years
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
Average large-cap growth fund+                            -41.90%  + 4.92%  + 9.64% + 10.95%
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Standard & Poor's 500 Stock Index#                        -24.39%  + 7.14%  +13.33% + 13.46%
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(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class A, C, and I share performance include the performance of the fund's Class B shares for periods prior to their inception (blended performance). Class A blended performance has been adjusted to take into account the initial sales charge applicable to Class A shares rather than the CDSC applicable to Class B shares. Class C blended performance has been adjusted to take into account the lower CDSC applicable to Class C shares. Class I blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses for Class A and I shares are lower than those of Class B shares, the blended Class A and I share performance is lower than it would have been had Class A and I shares been offered for the entire period. Because operating expenses of Class B and C shares are approximately the same, the blended Class C share performance is approximately the same as it would have been had Class C shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign and emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

Because the portfolio focuses its investments on companies in a limited number of sectors, the portfolio is more susceptible to adverse economic, political, or regulatory developments affecting those sectors than is a portfolio that invests more broadly.

As a nondiversified portfolio, the portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF AUGUST 31, 2001

FIVE LARGEST STOCK SECTORS

              TECHNOLOGY                         31.3%
              HEALTH CARE                        27.1%
              RETAILING                          12.4%
              SPECIAL PRODUCTS & SERVICES         8.3%
              LEISURE                             8.3%

TOP 10 STOCK HOLDINGS

MICROSOFT CORP.  2.7%              QUALCOMM, INC.  2.0%
Computer software and systems      Digital wireless telecommunications
company                            firm

LOWE'S COS., INC.  2.5%            CLEAR CHANNEL COMMUNICATIONS, INC.  1.9%
Home improvement retailer          Media company with operations in radio,
                                   outdoor advertising, and live entertainment
TYCO INTERNATIONAL LTD.  2.4%
Security systems, packaging,       BANK OF AMERICA CORP.  1.9%
and electronic equipment           Bank and financial holding company
conglomerate
                                   GENZYME CORP.  1.8%
MICRON TECHNOLOGY, INC.  2.0%      Biotechnology and health care company
Semiconductor manufacturer
                                   HOME DEPOT, INC.  1.6%
CaRDINAL HEALTH, INC.  2.0%        Home improvement retailer
Provider of health care products
and services to providers and
manufacturers

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- August 31, 2001

Stocks - 94.8%
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ISSUER                                                 SHARES           VALUE
-----------------------------------------------------------------------------
  Auto and Housing - 1.5%
    American Axle & Manufacturing Holdings Inc.*       36,800    $    693,680
    Harley-Davidson, Inc.                              98,400       4,781,256
                                                                 ------------
                                                                 $  5,474,936
-----------------------------------------------------------------------------
  Consumer Staples - 1.6%
    Constellation Brands, Inc.*                        45,200    $  1,914,220
    International Flavours & Fragrances, Inc.          26,400         795,960
    NBTY, Inc.*                                        93,900       1,620,714
    Smithfield Foods, Inc.*                            16,700         738,975
    Sysco Corp.                                        31,400         879,828
                                                                 ------------
                                                                 $  5,949,697
-----------------------------------------------------------------------------
  Financial Services - 7.9%
    Bank America Corp.                                108,300    $  6,660,450
    Capital One Financial Corp.                        23,900       1,329,079
    Citigroup, Inc.                                    12,100         553,575
    City National Corp.                                27,500       1,279,850
    Compass Bancshares, Inc.                           46,900       1,249,885
    Freddie Mac                                        52,800       3,320,064
    Household International, Inc.                      77,400       4,574,340
    Huntington Bancshares, Inc.                        55,400       1,007,172
    Lehman Brothers Holdings, Inc.                     13,700         899,405
    Merrill Lynch & Co., Inc.                          50,800       2,621,280
    MGIC Investment Corp.                              35,500       2,481,450
    SouthTrust Corp.                                   68,700       1,673,532
    TCF Financial Corp.                                30,400       1,380,160
                                                                 ------------
                                                                 $ 29,030,242
-----------------------------------------------------------------------------
  Healthcare - 25.7%
    Abbott Laboratories, Inc.                          72,200    $  3,588,340
    AdvancePCS*                                        45,300       3,395,688
    Amerisourcebergen Corp.                            76,530       4,931,593
    Andrx Group*                                       60,700       4,266,603
    Apogent Technologies, Inc.*                        19,500         468,780
    Applera Corp. - Applied Biosystems Group           23,250         581,483
    Barr Laboratories, Inc.*                           35,300       2,956,022
    Baxter International, Inc.                         59,500       3,070,200
    Cardinal Health, Inc.                              95,700       6,980,358
    Charles River Laboratories International*          35,700       1,274,490
    Covance, Inc.*                                     56,900       1,093,618
    Elan Corp. PLC, ADR (Ireland)*                     26,200       1,361,090
    Express Scripts, Inc.*                             22,700       1,214,904
    Forest Laboratories, Inc.*                         63,500       4,636,135
    Genentech, Inc.*                                   55,600       2,552,040
    Genzyme Corp.*                                    112,000       6,343,680
    Gilead Sciences, Inc.*                             44,200       2,683,382
    IDEC Pharmaceuticals Corp.*                        85,900       5,091,293
    ImClone Systems, Inc.*                             59,900       3,078,860
    Johnson & Johnson Co.                              79,900       4,211,529
    Laboratory Corporation of America Holdings*        38,420       2,992,918
    LifePoint Hospitals, Inc.*                         20,500         877,195
    McKesson HBOC, Inc.                               100,300       3,936,775
    Mylan Laboratories, Inc.                           33,100       1,091,969
    Pharmaceutical Product Development, Inc.*          32,800         989,248
    Quest Diagnostics, Inc.*                           44,200       2,769,130
    Serono S.A., ADR (Switzerland)                     86,430       2,005,176
    Specialty Laboratories Inc.*                       10,500         331,800
    Sunrise Assisted Living, Inc.*                     14,200         360,680
    Tenet Healthcare Corp.*                            79,300       4,394,806
    Teva Pharmaceutical Industries Ltd. (Israel)       67,900       4,827,690
    Thoratec Corp.*                                    22,800         456,456
    Triad Hospitals, Inc.*                             26,600         961,590
    Trigon Healthcare, Inc.*                           33,400       2,162,650
    Universal Health Services, Inc.                    32,600       1,541,980
    Wellpoint Health Networks, Inc.*                   12,100       1,288,408
                                                                 ------------
                                                                 $ 94,768,559
-----------------------------------------------------------------------------
  Goods and Services - 0.9%
    General Dynamics Corp.                             40,800    $  3,221,568
-----------------------------------------------------------------------------
  Leisure - 7.9%
    Activision, Inc.*                                  62,800    $  2,326,740
    AOL Time Warner, Inc.*                             52,900       1,975,815
    CEC Entertainment, Inc.*                           14,900         560,985
    Charter Communications, Inc.*                      67,900       1,371,580
    Clear Channel Communications, Inc.*               133,300       6,700,991
    Electronic Arts, Inc.*                             40,600       2,343,026
    Fox Entertainment Group, Inc.*                     93,100       2,282,812
    Gemstar-TV Guide International, Inc.*              12,800         379,648
    Midway Games, Inc.*                                49,300         722,245
    Take-Two Interactive Software, Inc.*               92,400       1,533,840
    THQ, Inc.*                                         23,400       1,243,710
    USA Networks, Inc.*                                74,500       1,725,420
    Viacom, Inc., "B"*                                 74,700       3,167,280
    Westwood One, Inc.*                                95,400       2,718,900
                                                                 ------------
                                                                 $ 29,052,992
-----------------------------------------------------------------------------
  Retail - 11.8%
    Barnes & Noble, Inc.*                              55,200    $  2,233,944
    Bed Bath & Beyond, Inc.*                          124,000       3,577,400
    Borders Group, Inc.*                               33,300         774,558
    Chico's FAS, Inc.*                                 53,600       2,026,080
    Costco Wholesale Corp.*                            82,100       3,071,361
    Electronics Boutique Holdings Corp.*               31,850       1,326,552
    Family Dollar Stores, Inc.                         39,700       1,191,000
    Home Depot, Inc.                                  119,600       5,495,620
    Kroger Co.*                                       106,500       2,835,030
    Lowe's Cos., Inc.                                 230,800       8,585,760
    Nike, Inc., "B"                                    62,500       3,125,000
    Ross Stores, Inc.                                  47,600       1,394,680
    Target Corp.                                       96,700       3,350,655
    Wal-Mart Stores, Inc.                              55,500       2,666,775
    Whole Foods Market, Inc.*                          50,600       1,780,614
                                                                 ------------
                                                                 $ 43,435,029
-----------------------------------------------------------------------------
  Technology - 29.6%
    Accenture Ltd. (Bermuda)*                          30,070    $    448,043
    Adobe Systems, Inc.                                18,100         608,341
    Advanced Fibre Communications, Inc.*               82,700       2,005,475
    Altera Corp.*                                     113,100       3,212,040
    Analog Devices, Inc.*                              93,800       4,481,764
    Applied Materials, Inc.*                           49,600       2,137,264
    ASM International N.V. (Netherlands)*              89,900       1,930,153
    Brooks Automation, Inc.*                           63,800       2,765,730
    Cirrus Logic, Inc.*                                72,800       1,029,392
    Cisco Systems, Inc.*                              177,200       2,893,676
    Comverse Technology, Inc.*                         10,850         272,769
    Dell Computer Corp.*                              223,500       4,778,430
    EMC Corp.*                                         86,500       1,337,290
    Enterasys Networks, Inc.*                          20,900         212,135
    Fairchild Semiconductor International Co.*         68,100       1,468,917
    Intel Corp.                                        51,300       1,434,348
    Intersil Holding Corp.*                            89,500       3,358,935
    KLA-Tencor Corp.*                                  40,700       1,999,998
    Lam Research Corp.*                               165,000       4,671,150
    Lexmark International Group, Inc.*                  9,000         468,450
    LSI Logic Corp.*                                  134,900       2,731,725
    LTX Corp.*                                        102,300       1,832,193
    Macrovision Corp.*                                 42,800       1,866,508
    Microchip Technology, Inc.*                        61,200       2,184,228
    Micron Technology, Inc.*                          187,300       7,044,353
    Microsoft Corp.*                                  164,100       9,361,905
    Motorola, Inc.                                    234,200       4,075,080
    Nokia Corp., ADR (Finland)                        126,300       1,987,962
    Novellus Systems, Inc.*                            55,100       2,441,481
    Oracle Corp.*                                     225,400       2,752,134
    Peoplesoft, Inc.*                                 102,700       3,541,096
    Peregrine Systems, Inc.*                           21,300         557,634
    QLogic Corp.*                                      90,300       2,709,903
    QUALCOMM, Inc.*                                   116,800       6,873,680
    RF Micro Devices, Inc.*                            45,300       1,153,338
    Sun Microsystems, Inc.*                           167,700       1,920,165
    Synopsys, Inc.*                                    43,400       2,002,476
    Texas Instruments, Inc.                           141,600       4,686,960
    VeriSign, Inc.*                                    84,000       3,448,200
    VERITAS Software Corp.*                           120,200       3,452,144
    Xilinx, Inc.*                                      26,700       1,042,368
                                                                 ------------
                                                                 $109,179,833
-----------------------------------------------------------------------------
  Other - 7.9%
    Affiliated Computer Services, Inc., "A"*           50,100    $  4,096,677
    Apollo Group, Inc.*                                44,900       1,767,713
    Career Education Corp.*                            22,300       1,288,048
    Concord EFS, Inc.*                                 67,100       3,520,737
    Corinthian Colleges, Inc.*                         31,900       1,255,265
    Education Management Corp.*                        23,800         906,066
    Electronic Data Systems Corp.                      30,900       1,822,482
    Hotel Reservations Network, Inc.*                  16,000         665,600
    ITT Educational Services, Inc.*                    15,200         506,768
    Strayer Education, Inc.                            28,100       1,362,850
    SunGard Data Systems, Inc.*                        80,100       1,894,365
    Sylvan Learning Systems, Inc.*                     62,100       1,573,614
    Tyco International Ltd. (Bermuda)                 161,900       8,410,705
                                                                 ------------
                                                                 $ 29,070,890
-----------------------------------------------------------------------------
Total Stocks (Identified Cost, $366,711,242)                     $349,183,746
-----------------------------------------------------------------------------
Short-Term Obligations - 5.2%
-----------------------------------------------------------------------------
                                             PRINCIPAL AMOUNT
                                                (000 OMITTED)
-----------------------------------------------------------------------------
    American Express Credit Corp., due 9/04/01       $    730    $    729,775
    Citigroup, Inc., due 9/04/01                        5,185       5,183,410
    General Electric Capital Corp., due 9/04/01        11,955      11,951,334
    Prudential Funding Corp., due 9/04/01               1,207       1,206,630
-----------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                  $ 19,071,149
-----------------------------------------------------------------------------
Total Investments (Identified Cost, $385,782,391)                $368,254,895
Other Assets, Less Liabilities                                       (109,292)
-----------------------------------------------------------------------------
Net Assets - 100.0%                                              $368,145,603
-----------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
--------------------------------------------------------------------------
AUGUST 31, 2001
--------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $385,782,391)           $368,254,895
  Investment of cash collateral for securities loaned,
    at identified cost and value                                     6,324,461
  Cash                                                                     849
  Net receivable for forward foreign currency exchange
    contracts to purchase                                               25,285
  Net receivable for forward foreign currency exchange
    contracts subject to master netting agreements                      61,543
  Receivable for investments sold                                    3,311,717
  Receivable for fund shares sold                                      105,505
  Interest and dividends receivable                                     61,106
  Other assets                                                           5,163
                                                                  ------------
      Total assets                                                $378,150,524
                                                                  ------------
Liabilities:
  Net payable for forward foreign currency exchange
    contracts to sell                                             $     17,469
  Payable for investments purchased                                  2,908,182
  Payable for fund shares reacquired                                   521,324
  Collateral for securities loaned, at value                         6,324,461
  Payable to affiliates -
    Management fee                                                       7,580
    Shareholder servicing agent fee                                      1,011
    Distribution and service fee                                         5,108
  Accrued expenses and other liabilities                               219,786
                                                                 -------------
      Total liabilities                                          $  10,004,921
                                                                 -------------
Net assets                                                       $ 368,145,603
                                                                 =============
Net assets consist of:
  Paid-in capital                                                $ 605,192,435
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                   (17,458,138)
  Accumulated net realized loss on investments and foreign
    currency transactions                                         (219,430,123)
  Accumulated net investment loss                                     (158,571)
                                                                 -------------
      Total                                                      $ 368,145,603
                                                                 =============
Shares of beneficial interest outstanding                          42,729,728
                                                                   ==========
Class A shares:
  Net asset value per share
    (net assets of $276,026,077 / 32,098,255 shares of
     beneficial interest outstanding)                                $8.60
                                                                     =====
  Offering price per share (100 / 94.25) of net asset value
     per share)                                                      $9.12
                                                                     =====
Class B shares:
  Net asset value and offering price per share
    (net assets of $87,875,515 / 10,138,749 shares of
     beneficial interest outstanding)                                $8.67
                                                                     =====
Class C shares:
  Net asset value and offering price per share
    (net assets of $1,504,966 / 175,613 shares of
     beneficial interest outstanding)                                $8.57
                                                                     =====
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $2,739,045 / 317,111 shares of
     beneficial interest outstanding)                                $8.64
                                                                     =====

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B and Class C shares.

See notes to financial statements.

Statement of Operations
------------------------------------------------------------------------------
YEAR ENDED AUGUST 31, 2001
------------------------------------------------------------------------------
Net investment loss:
  Income -
    Dividends                                                  $   2,760,450
    Interest                                                       2,401,225
    Foreign taxes withheld                                           (19,149)
                                                               -------------
      Total investment income                                  $   5,142,526
                                                               -------------
  Expenses -
    Management fee                                             $   4,183,802
    Trustees' compensation                                            43,264
    Shareholder servicing agent fee                                  557,840
    Distribution and service fee (Class A)                         1,409,271
    Distribution and service fee (Class B)                         1,493,738
    Distribution and service fee (Class C)                            17,159
    Administrative fee                                                77,890
    Custodian fee                                                    200,676
    Printing                                                          79,314
    Postage                                                           82,083
    Auditing fees                                                     33,445
    Legal fees                                                        10,616
    Miscellaneous                                                    390,136
                                                               -------------
      Total expenses                                           $   8,579,234
    Fees paid indirectly                                             (62,340)
                                                               -------------
      Net expenses                                             $   8,516,894
                                                               -------------
        Net investment loss                                    $  (3,374,368)
                                                               -------------
Realized and unrealized loss on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                    $(197,551,919)
    Foreign currency transactions                                   (138,305)
                                                               -------------
      Net realized loss on investments and foreign
         currency transactions                                 $(197,690,224)
                                                               -------------
  Change in unrealized (depreciation) appreciation -
    Investments                                                $(210,794,540)
    Translation of assets and liabilities in
      foreign currencies                                              67,883
                                                               -------------
      Net unrealized loss on investments and foreign
        curency translation                                    $(210,726,657)
                                                               -------------
        Net realized and unrealized loss on investments
         and foreign currency                                  $(408,416,881)
                                                               -------------
          Decrease in net assets from operations               $(411,791,249)
                                                               =============

See notes to financial statements.

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                                             2001                      2000
----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                                   $  (3,374,368)             $  (5,321,639)
  Net realized gain (loss) on investments and foreign
    currency transactions                                                (197,690,224)               151,723,211
  Net unrealized gain (loss) on investments and foreign
    currency translation                                                 (210,726,657)               122,383,943
                                                                        -------------              -------------
    Increase (decrease) in net assets from operations                   $(411,791,249)             $ 268,785,515
                                                                        -------------              -------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions (Class A)                                     $ (76,995,939)             $ (47,098,386)
  From net realized gain on investments and foreign
    currency transactions (Class B)                                       (28,629,879)               (17,392,872)
  From net realized gain on investments and foreign                              --
    currency transactions (Class C)
                                                                                                        (319,311)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                          (840,326)                  (494,336)
  In excess of net realized gain on investments and
    foreign currency transactions (Class A)                               (15,774,975)                      --
  In excess of net realized gain on investments and
    foreign currency transactions (Class B)                                (5,865,707)                      --
  In excess of net realized gain on investments and
    foreign currency transactions (Class C)                                   (65,421)                      --
  In excess of net realized gain on investments and
    foreign currency transactions (Class I)                                  (172,167)                      --
                                                                        -------------              -------------
    Total distributions declared to shareholders                        $(128,663,725)             $ (64,985,594)
                                                                        -------------              -------------
Net increase in net assets from fund share transactions                 $  57,209,356              $ 190,933,818
                                                                        -------------              -------------
    Total increase (decrease) in net assets                             $(483,245,618)             $ 394,733,739
Net assets:
  At beginning of period                                                  851,391,221                456,657,482
                                                                        -------------              -------------
  At end of period (including accumulated net investment
    loss of $(158,571) and $80,309, respectively)                       $ 368,145,603              $ 851,391,221
                                                                        =============              =============

See notes to financial statements.

Financial Highlights
----------------------------------------------------------------------------------------------------------------------------
                                                                         YEAR ENDED AUGUST 31,
                                            --------------------------------------------------------------------------------
                                                   2001              2000             1999             1998             1997
----------------------------------------------------------------------------------------------------------------------------
                                                CLASS A
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period            $21.45            $14.95           $11.06           $16.81           $13.16
                                                 ------            ------           ------           ------           ------
Income from investment operations# -
  Net investment loss                            $(0.06)           $(0.11)          $(0.08)          $(0.12)          $(0.13)
  Net realized and unrealized gain (loss)
    on investments and foreign currency           (9.44)             8.73             5.72            (2.49)            5.46
                                                 ------            ------           ------           ------           ------
      Total from investment operations           $(9.50)           $ 8.62           $ 5.64           $(2.61)          $ 5.33
                                                 ------            ------           ------           ------           ------
Less distributions declared to shareholders -
  From net realized gain on investments
    and foreign currency transactions            $(2.78)           $(2.12)          $(1.75)          $(3.14)          $(1.68)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                  (0.57)             --               --               --               --
                                                 ------            ------           ------           ------           ------
      Total distributions declared to
        shareholders                             $(3.35)           $(2.12)          $(1.75)          $(3.14)          $(1.68)
                                                 ------            ------           ------           ------           ------
Net asset value - end of period                  $ 8.60            $21.45           $14.95           $11.06           $16.81
                                                 ======            ======           ======           ======           ======
Total return(+)                                  (50.32)%           60.26%           54.92%          (18.04)%          43.92%
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                                       1.36%             1.32%            1.36%            1.38%            1.43%
  Net investment loss                             (0.43)%           (0.56)%          (0.57)%          (0.79)%          (0.93)%
Portfolio turnover                                  319%              495%             334%             112%              96%
Net assets at end of period (000 Omitted)      $276,026          $600,531         $326,805         $227,348         $288,227

  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                                                         YEAR ENDED AUGUST 31,
                                            --------------------------------------------------------------------------------
                                                   2001              2000             1999             1998             1997
----------------------------------------------------------------------------------------------------------------------------
                                                CLASS B
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period            $21.55            $15.04           $11.08           $16.81           $13.14
                                                 ------            ------           ------           ------           ------
Income from investment operations# -
  Net investment loss                            $(0.14)           $(0.24)          $(0.17)          $(0.22)          $(0.23)
  Net realized and unrealized gain (loss)
    on investments and foreign currency           (9.52)             8.78             5.75            (2.48)            5.47
                                                 ------            ------           ------           ------           ------
      Total from investment operations           $(9.66)           $ 8.54           $ 5.58           $(2.70)          $ 5.24
                                                 ------            ------           ------           ------           ------
Less distributions declared to shareholders -
  From net realized gain on investments
    and foreign currency transactions            $(2.68)           $(2.03)          $(1.62)          $(3.03)          $(1.57)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                  (0.54)             --               --               --               --
                                                 ------            ------           ------           ------           ------
      Total distributions declared to
        shareholders                             $(3.22)           $(2.03)          $(1.62)          $(3.03)          $(1.57)
                                                 ------            ------           ------           ------           ------
Net asset value - end of period                  $ 8.67            $21.55           $15.04           $11.08           $16.81
                                                 ======            ======           ======           ======           ======
Total return                                     (50.64)%           59.15%           53.89%          (18.52)%          42.95%
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                                       2.01%             1.97%            2.01%            2.02%            2.11%
  Net investment loss                             (1.08)%           (1.20)%          (1.22)%          (1.43)%          (1.60)%
Portfolio turnover                                  319%              495%             334%             112%              96%
Net assets at end of period (000 Omitted)       $87,876          $243,420         $127,024          $97,682         $157,052
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED                PERIOD ENDED
                                                                     AUGUST 31,                  AUGUST 31,
                                                                           2001                       2000*
-----------------------------------------------------------------------------------------------------------
                                                                         CLASS C
-----------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                    $21.57                      $19.62
                                                                         ------                      ------
Income from investment operations# -
  Net investment loss                                                    $(0.12)                     $(0.08)
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                      (9.47)                       2.03
                                                                         ------                      ------
      Total from investment operations                                   $(9.59)                     $ 1.95
                                                                         ------                      ------
Less distributions declared to shareholders -
  From net realized gain on investments and foreign currency
    transactions                                                         $(2.83)                     $ --
  In excess of net realized gain on investments and foreign
    currency transactions                                                 (0.58)                       --
                                                                         ------                      ------
      Total distributions declared to shareholders                       $(3.41)                     $ --
                                                                         ------                      ------
Net asset value - end of period                                          $ 8.57                      $21.57
                                                                         ======                      ======
Total return                                                             (50.62)%                     59.30%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                               2.01%                       1.97%+
  Net investment loss                                                     (1.08)%                     (1.53)%+
Portfolio turnover                                                          319%                        495%
Net assets at end of period (000 Omitted)                                $1,505                      $1,022
 + Annualized.
++ Not annualized.
 * For the period from the inception of Class C shares, June 1, 2000, through August 31, 2000. #Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                                                YEAR ENDED AUGUST 31,
                                                                                                                PERIOD ENDED
                                              ---------------------------------------------------------           AUGUST 31,
                                                   2001            2000            1999            1998                1997*
----------------------------------------------------------------------------------------------------------------------------
                                                CLASS I
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period            $21.54          $14.99          $11.10          $16.86               $13.18
                                                 ------          ------          ------          ------               ------
Income from investment operations# -
  Net investment loss                            $(0.01)         $(0.04)         $(0.03)         $(0.07)              $(0.07)
  Net realized and unrealized gain (loss)
    on investments and foreign currency           (9.47)           8.76            5.72           (2.50)                3.75
                                                 ------          ------          ------          ------               ------
      Total from investment operations           $(9.48)         $ 8.72          $ 5.69          $(2.57)              $ 3.68
                                                 ------          ------          ------          ------               ------
Less distributions declared to shareholders -
  From net realized gain on investments and
    foreign currency transactions                $(2.84)         $(2.17)         $(1.80)         $(3.19)              $ --
  In excess of net realized gain on
    investments and foreign currency
    transactions                                  (0.58)           --              --              --                   --
                                                 ------          ------          ------          ------               ------
      Total distributions declared to
        shareholders                             $(3.42)         $(2.17)         $(1.80)         $(3.19)              $ --
                                                 ------          ------          ------          ------               ------
Net asset value - end of period                  $ 8.64          $21.54          $14.99          $11.10               $16.86
                                                 ======          ======          ======          ======               ======
Total return                                     (50.14)%         60.76%          55.45%         (17.72)%              27.92%++
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                                       1.01%           0.97%           1.01%           1.02%                1.07%+
  Net investment loss                             (0.08)%         (0.21)%         (0.21)%         (0.44)%              (0.65)%+
Portfolio turnover                                  319%            495%            334%            112%                  96%
Net assets at end of period (000 Omitted)        $2,739          $6,418          $2,829          $1,756               $2,349

 * For the period from the inception of Class I shares, January 2, 1997, through August 31, 1997.
 + Annualized.
++ Not annualized.
## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Managed Sectors Fund (the fund) is a non-diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street") and Chase Manhattan Bank ("Chase"), as lending agents, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provide the fund with indemnification against Borrower default.

On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At August 31, 2001, the value of securities loaned was $5,387,120. These loans were collateralized by U.S. Treasury securities of $6,324,461.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $58,305 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's custodian fees were reduced by $4,035 under this agreement. These amounts are shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended August 31, 2001, accumulated net investment loss increased by $3,296,106, accumulated net realized loss on investments and foreign currency transactions increased by $138,370, and paid-in capital decreased by $3,434,476 due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share.

At August 31, 2001, the fund for federal income tax purposes, had a capital loss carryforward of $18,916,162, which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on August 31, 2009.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund's average daily net assets.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $15,364 for the year ended August 31, 2001.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $52,416 for the year ended August 31, 2001, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $86,040 for the year ended August 31, 2001. Fees incurred under the distribution plan during the year ended August 31, 2001, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $20,338 and $2 for Class B and Class C shares, respectively, for the year ended August 31, 2001. Fees incurred under the distribution plan during the year ended August 31, 2001, were 1.00% of average daily net assets attributable to Class B shares on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended August 31, 2001, were $2,848, $217,061, and $763 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $1,669,834,090 and $1,755,884,843, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $401,871,458
                                                                   ------------
Gross unrealized depreciation                                      $(47,776,973)
Gross unrealized appreciation                                        14,160,410
                                                                   ------------
    Net unrealized appreciation (depreciation)                     $(33,616,563)
                                                                   ------------

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                               YEAR ENDED AUGUST 31, 2001                YEAR ENDED AUGUST 31, 2000
                                        ---------------------------------         ---------------------------------
                                              SHARES               AMOUNT               SHARES               AMOUNT
-------------------------------------------------------------------------------------------------------------------
Shares sold                                5,262,303         $ 67,520,158           12,462,747         $266,260,079
Shares issued to shareholders in
  reinvestment of distributions            6,135,854           86,084,826            2,424,937           44,031,861
Shares reacquired                         (7,293,523)         (90,015,829)          (8,751,139)        (185,835,171)
                                        ------------         ------------         ------------         ------------
    Net increase                           4,104,634         $ 63,589,155            6,136,545         $124,456,769
                                        ============         ============         ============         ============

Class B shares
                                               YEAR ENDED AUGUST 31, 2001                YEAR ENDED AUGUST 31, 2000
                                        ---------------------------------         ---------------------------------
                                              SHARES               AMOUNT               SHARES               AMOUNT
-------------------------------------------------------------------------------------------------------------------
Shares sold                                2,053,514         $ 28,669,372            6,842,417         $146,545,472
Shares issued to shareholders in
  reinvestment of distributions            2,264,762           32,177,296              894,017           16,390,166
Shares reacquired                         (5,474,100)         (69,672,868)          (4,888,471)         (99,619,289)
                                        ------------         ------------         ------------         ------------
    Net increase (decrease)               (1,155,824)        $ (8,826,200)           2,847,963         $ 63,316,349
                                        ============         ============         ============         ============

Class C shares
                                               YEAR ENDED AUGUST 31, 2001                YEAR ENDED AUGUST 31, 2000
                                        ---------------------------------         ---------------------------------
                                              SHARES               AMOUNT               SHARES               AMOUNT
-------------------------------------------------------------------------------------------------------------------
Shares sold                                  262,510         $  3,533,050               48,112         $    975,845
Shares issued to shareholders in
  reinvestment of distributions               27,242              382,476                 --                   --
Shares reacquired                           (161,521)          (1,837,210)                (730)             (15,480)
                                        ------------         ------------         ------------         ------------
    Net increase                             128,231         $  2,078,316               47,382         $    960,365
                                        ============         ============         ============         ============

Class I shares
                                               YEAR ENDED AUGUST 31, 2001                YEAR ENDED AUGUST 31, 2000
                                        ---------------------------------         ---------------------------------
                                              SHARES               AMOUNT               SHARES               AMOUNT
-------------------------------------------------------------------------------------------------------------------
Shares sold                                   21,029         $    269,743              482,791         $ 10,412,831
Shares issued to shareholders in
  reinvestment of distributions               72,017            1,012,558               27,191              494,336
Shares reacquired                            (73,863)            (914,216)            (400,721)          (8,706,832)
                                        ------------         ------------         ------------         ------------
    Net increase                              19,183         $    368,085              109,261         $  2,200,335
                                        ============         ============         ============         ============

* For the period from the inception of Class C shares, June 1, 2000, through August 31, 2000.

(6) Line of Credit
The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended August 31, 2001, was $4,871. The fund had no borrowings during the year.

(7) Financial Instruments
The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts

                                                                                            NET UNREALIZED
                                    CONTRACTS TO                             CONTRACTS        APPRECIATION
SETTLEMENT DATE                  DELIVER/RECEIVE       IN EXCHANGE FOR        AT VALUE      (DEPRECIATION)
------------------------------------------------------------------------------------------------------------
SALES
9/17/01                      AUD       1,796,522            $  930,598      $  946,379           $(15,781)
9/17/01                      JPY     102,856,958               865,799         867,487             (1,688)
                                                            ----------      ----------           --------
                                                            $1,796,397      $1,813,866           $(17,469)
                                                            ----------      ----------           --------

PURCHASES
9/17/01                      JPY      88,242,391            $  718,945      $  744,230            $ 25,285
                                                            ==========      ==========           ========

At August 31, 2001, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net payable of $2,795 with Deutsche Bank, and net receivables of $57,833 with Merrill Lynch and $6,505 with UBS Warburg.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. Dollar. A list of abbreviations is shown below:

                           AUD = Australian Dollars

                              JPY = Japanese Yen

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Series Trust I and Shareholders of MFS Managed Sectors
Fund:

We have audited the accompanying statement of assets and liabilities of MFS Managed Sectors Fund (one of the series comprising MFS Series Trust I) (the "Trust"), including the portfolio of investments, as of August 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Managed Sectors Fund as of August 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
October 11, 2001

--------------------------------------------------------------------------------
FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

IN JANUARY 2002, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2001.

THE FUND HAS DESIGNATED $57,465,307 AS A CAPITAL GAIN DIVIDEND FOR THE YEAR ENDED AUGUST 31, 2001.

FOR THE YEAR ENDED AUGUST 31, 2001, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS RECEIVED DEDUCTION FOR CORPORATIONS IS 0.65%.

-------------------------------------------------------------------------------

MFS(R) MANAGED SECTORS FUND

TRUSTEES                                                 ASSISTANT TREASURERS
Marshall N. Cohan+ - Private Investor                    Mark E. Bradley*
                                                         Robert R. Flaherty*
Lawrence H. Cohn, M.D.+ - Chief of Cardiac               Laura F. Healy*
Surgery, Brigham and Women's Hospital;                   Ellen Moynihan*
Professor of Surgery, Harvard Medical School
                                                         SECRETARY
The Hon. Sir J. David Gibbons, KBE+ - Chief              Stephen E. Cavan*
Executive Officer, Edmund Gibbons Ltd.;
Chairman, Colonial Insurance Company, Ltd.               ASSISTANT SECRETARY
                                                         James R. Bordewick, Jr.*
Abby M. O'Neill+ - Private Investor
                                                         CUSTODIAN
Walter E. Robb, III+ - Principal, Robb                   State Street Bank and Trust Company
Associates (corporate financial consultants);
President, Benchmark Consulting Group, Inc.              AUDITORS
(office services)                                        Deloitte & Touche LLP

Arnold D. Scott* - Senior Executive Vice                 INVESTOR INFORMATION
President and Director, MFS Investment                   For information on MFS mutual funds, call your
Management                                               investment professional or, for an information
                                                         kit, call toll free: 1-800-637-2929 any
Jeffrey L. Shames* - Chairman and Chief                  business day from 9 a.m. to 5 p.m. Eastern time
Executive Officer, MFS Investment Management             (or leave a message anytime).

J. Dale Sherratt+ - President, Insight                   INVESTOR SERVICE
Resources, Inc. (acquisition planning                    MFS Service Center, Inc.
specialists)                                             P.O. Box 2281
                                                         Boston, MA 02107-9906
Ward Smith+ - Private Investor
                                                         For general information, call toll free:
INVESTMENT ADVISER                                       1-800-225-2606 any business day from 8 a.m. to
Massachusetts Financial Services Company                 8 p.m. Eastern time.
500 Boylston Street
Boston, MA 02116-3741                                    For service to speech- or hearing-impaired
                                                         individuals, call toll free: 1-800-637-6576 any
DISTRIBUTOR                                              business day from 9 a.m. to 5 p.m. Eastern
MFS Fund Distributors, Inc.                              time. (To use this service, your phone must be
500 Boylston Street                                      equipped with a Telecommunications Device for
Boston, MA 02116-3741                                    the Deaf.)

CHAIRMAN AND PRESIDENT                                   For share prices, account balances, exchanges,
Jeffrey L. Shames*                                       or stock and bond outlooks, call toll free:
                                                         1-800-MFS-TALK (1-800-637-8255) anytime from a
PORTFOLIO MANAGER                                        touch-tone telephone.
Toni Y. Shimura*
                                                         WORLD WIDE WEB
TREASURER                                                www.mfs.com
James O. Yost*

+ Independent Trustee
* MFS Investment Management

MFS(R) MANAGED SECTORS FUND                                     -------------
                                                                  PRSRT STD
[logo] M F S(R)                                                 U. S. POSTAGE
INVESTMENT MANAGEMENT                                               PAID
                                                                     MFS
500 Boylston Street                                             -------------
Boston, MA 02116-3741

(C)2001 MFS Investment Management (R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.

                                               MMS-2 10/01  66M  08/208/308/808